EXHIBIT 10.10

             THIS DOCUMENT WHEN SIGNED CONSTITUTES A LEGALLY BINDING
           CONTRACT WHICH REQUIRES ARBITRATION TO RESOLVE ANY DISPUTES
                              BETWEEN THE PARTIES.

                         MANAGEMENT CONSULTING AGREEMENT

                  This Management Consulting Agreement (the "Agreement) is made and entered into effective the date it is signed by the last to sign as set forth below by and between the following parties:

       I.Siteworks, Inc., whose principal executive offices is 2534 N. Miami
         Ave., Unit 2 B, Miami, FL 33127, a Florida Corporation, hereinafter referred to as the "Client" and whose stock symbol is Pink Sheet "SRKS"; and, whose telephone number is (305) 573-9339.

       II. David Gaal,, Stock Focus Capital .whose principal place of business is 56 Peltz Avenue,Kitchener,Ontario,Canada,N2H6A5. Telephone Number
         (519) 578-4409; Fax number (519) .........., hereinafter referred to as the "Consultant":

         WHEREAS, Client is a holding company whose business plan includes fostering the growth and profitability of acquired businesses through the application of financial resources and management expertise; and

         WHEREAS, Consultant, and its affiliates, are in the business of providing services for management consulting, business advisory, shareholder information and public relations; and

         WHEREAS, the Client deems it to be in its best interest to retain Consultant to render to the Client such services as may be needed in order to inform the public of the potential investment merit and potential for the Client and its securities, thereby increasing investor recognition, market liquidity and improve shareholder value and market liquidity, and to assist Client in acquisitions, mergers and/or financial transactions; and

         WHEREAS, Consultant is ready, willing, and able to render such consulting and advisory services to the Client as in hereinafter described on the terms and conditions more fully set forth below.

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in the Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. CONSULTING SERVICES. The Client hereby retains the Consultant as an independent public relations and business consultant to the Client and the Consultant hereby accepts and agrees to such retention. The Consultant shall render to the Client such services as set forth on Exhibit "A", attached hereto and by reference incorporated herein.

                  It is acknowledged and agreed by the Client that Consultant carries no professional licenses, other than any that may be listed on Exhibit "A", and is not agreeing to act as a market-marker or render legal advice or perform accounting services, nor act as an investment advisor or broker-dealer within the meaning of applicable state and federal securities laws. It is further acknowledged and agreed by the Client that the services to be provided to the Client hereunder are presently not contemplated to be rendered in connection with the offer and sale of Securities in a capital raising transaction; although Client may request services of Consultant therefore and have reached a basis for compensation if such additional services are rendered. The services of Consultant shall not be Exclusive nor shall Consultant be required to render any specific number of hours or assign specific personnel to the Client or its projects.

         2. INDEPENDENT CONTRACTOR. Consultant agrees to perform its consulting duties hereto as an independent contractor. Nothing contained herein shall be considered as creating an employer-employee relationship between the parties to this Agreement. The Client shall not make social security, workers' compensation, or unemployment insurance payments on behalf of Consultant. The parties hereto acknowledge and agree that Consultant cannot guarantee the results of effectiveness of any of the services rendered or by Consultant hereunder. Rather, Consultant shall conduct its operations and provide its services in a professional manner and in accordance with good industry practice. Consultant will use its best efforts and does not promise results.

         3. TIME, PLACE, AND MANNER OF PERFORMANCE. The Consultant shall be available for advice and counsel of the officers and directors of the Client at such reasonable and convenient times and places as may be mutually agreed upon. Except as aforesaid, the time, place and manner of performance of the services hereunder, including the amount of time to be allocated by the Consultant to any specific service, shall be determined at the sole discretion of the Consultant.

         4.       TERM OF AGREEMENT. The term of this Agreement shall be Twelve
                  (12) months commencing on the date of this Agreement, both subject to prior termination as hereinafter provided.

         5. COMPENSATION AND EXPENSES. In full consideration of the services to be provided for the Client by the Consultant as fully set forth in Exhibit "A", the Client agrees to compensate Consultant in the manner as set forth in Exhibit "B. Consultant shall be solely responsible for all expenses and disbursements anticipated to be made in connection with its performance under this Agreement. Compensation is not to be prorated over the term of this Agreement and is non-refundable. Provided, if Consultant is terminated for cause as provided below, then Compensation will be prorated on a monthly basis, but Consultant may retain the unearned shares if it pays to Client the agreed Exchange value of the stock for this transaction set forth in Exhibit "B".

                  Consultant may have an obligation to pay a Referral Fee equal to Ten Percent of the Compensation to a third party for marketing and introduction of the parties hereto, but such Referral Fee shall be paid solely by Consultant and Client hereby waives any claim, demand, or cause of action against the Referring Party for any action arising from any action or omission by Consultant and Client agrees to pay such payment. The name of the Referring Party shall be set forth on Exhibit "A".

         6.       DUTIES AND OBLIGATIONS OF CLIENT.

                  (a) Client shall furnish to Consultant such current information and data as necessary for Consultant to understand and base its advise to the Client, and shall provide such current information on a regular basis, including at a minimum:

                                    i.      Financial Information:

                                            Balance  Sheet,  Income  Statement,
                                            Cash Flow  Analysis and Sales
                                            Projections; Officers and Directors
                                            Resumes or Curriculum Vitae; and,

                                    ii.     Shareholder Information:
                                            Shareholder(s) List; Debenture or
                                            Preferred Stock or Potion or Warrant
                                            Agreements which may affect the
                                            number of shares to be issued or
                                            outstanding. Client hereby
                                            authorizes Transfer Agent to deliver
                                            to Consultant a copy of the
                                            shareholder's list(s) and an
                                            accounting for shares outstanding
                                            per its books.

                  (b) Client shall furnish Consultant with full and complete copies of all filings with all Federal and State Securities Agencies, with full and complete copies of all Shareholder Reports and Communications whether or not prepared with assistance of Consultant; with all data and information supplied to any Analyst, Broker/Dealer, Market-Maker, or any other member of the Financial Community, including specifically most recently filed Form 10 or Form 15c2(11) or Offering documents (such as 504, 505, or
                           506) or Private Placement Documents. If Client is not a fully reporting Company under the provisions under the SEC, then it shall furnish a letter opinion from its Securities Counsel that the Client Stock is tradable or may be sold in the public market.

                  (c) Client will notify Consultant of any private of public offering of securities, including S-8 or Regulation S or A at least five (5) days prior to making such an offering during the term of this Consulting Agreement.

                  (d) Client will notify Consultant in writing at least Fifteen (15) days prior to any insider selling of client's stock, if known to Client.

                  (e) Client will not cause to be effected a change or split of the Client stock during the terms of the Agreement without at least five (5) days prior written notice to Consultant.

                  (f) Client shall be responsible for advising Consultant of any information or facts that would affect the accuracy of any prior data and information to Consultant.

         7.       TERMINATION.

                  (a) Without cause, Consultant's relationship with the Client hereunder may be terminated at any time by mutual written agreement of the parties hereto.

                  (b) Without cause, this Agreement shall terminate upon the dissolution, bankruptcy or insolvency of the Client.

                  (c) Without cause, and without excusing the Client's obligations under Section 5 herein above. Consultant shall have the right and discretion to terminate this Agreement should the Client violate any law, ordinance, permit or regulation of any government entity, except for violations which either singularly or in aggregate do not or will not have a material adverse effect on the operations of the Client.

                  (d) Without cause, this Agreement may be terminated by either party upon giving written notice to the other party if the other party is in default hereunder such default is not reasonably cured within fifteen (15) days after written notice of such default.

                  (e) For cause(s) as set forth below, this Agreement may be terminated by Client after giving written notice specifically detailing all and any event(s) of default to Consultant, if such specified event(s) of default is not reasonably cured within fifteen (15) days after receipt of written notice or such events of default(s):

                           (i)      Any willful breach of duty by Consultant,

                           (ii) Any material breach by Consultant of the obligations in Section 9,

                           (iii) Any material act or event that would inhibit Consultant from fully performing its responsibilities under this Agreement in good faith.

         8. WORK PRODUCT. It is agreed that all information and materials produced for the Client shall be the property of the Consultant, free and clear of all claims thereto by the Client, and the Client shall retain no claim of authorship therein.

         9. CONFIDENTIALITY. The Consultant recognizes and acknowledges that it has and will have access to certain confidential information to the Client and such affiliates. The Consultant will not, during the term of this Agreement, disclose, without the prior written consent or authorization of the Client, any of such information to any person, for any reason or purpose whatsoever in this regard, the Client agrees that such authorization or consent to disclose may be conditioned upon the regulation or procedure under which the confidentiality of the information is maintained in the hands of the person to whom the information is to be disclosed or in compliance with the terms of a judicial order or administrative process.

         10. CONFLICT OF INTEREST. The Consultant shall be free to perform services for other persons. The Consultant will notify the Client of its performance of consultant services for any other person which could conflict with its obligations under the Agreement. Upon receiving such notice, the Client may terminate this Agreement or consent to the Consultant's outside consulting activities, failure to terminate this Agreement, within seven (7) days of receipt of written notice of conflict shall constitute the Client's ongoing consent to the Consultant's outside consulting services.

         11. DISCLAIMER OF RESPONSIBILITY FOR ACTS OF THE CLIENT. The obligations of Consultant described in the Agreement consist solely of the furnishing of information and advice to the Client in the form of services. In no event shall Consultant be required by this Agreement to represent or make management decisions for the Client. All final decisions with respect to acts and omissions of the Client or any affiliates and subsidiaries, shall be those of the Client or such affiliates and subsidiaries, and Consultant shall under no circumstances be liable for any expense incurred or loss suffered by the Client as a consequence of such acts or omissions.

         12. INDEMNIFICATION. The Client shall protect, defend, indemnify and hold Consultant and its assigns and attorneys, accountants, employees, officers, and directors harmless from and against all losses, liabilities, damages, judgments, claims, counterclaims, demands, actions, proceedings, costs, and expenses (including reasonable attorneys' fees) of every kind and character resulting from, relating to or arising out of (a) the inaccuracy, non-fulfillment or breach of any representation, warranty, covenant, or agreement made by Client; or (b) any legal action, including any counterclaim, based on any representation, warranty, covenant or agreement made by the Client herein; or (c) negligence or willful misconduct by the Client.

              The Consultant shall protect, defend, and hold the Client and its assigns and attorneys, accountants, employees, officers and directors harmless from and against all losses, liabilities, damages, judgments, claims, counterclaims, demands, actions, proceedings, cost and expenses (including reasonable attorney's fees) of every kind and character resulting from, relating to or arising out of (a) the inaccuracy, non-fulfillment or breach of any representation, warranty, covenant or agreement made by the Consultant herein except those based on information furnished by the Client or its representatives: or (b) any legal action, including any counterclaim, based on any representation, warranty, covenant or agreement made by the Consultant herein which was not based on information furnished by the Client; or (c) negligence or willful misconduct by the Consultant.

         13. NOTICES. Any notices required or permitted to be given under this Agreement shall be sufficient if in writing and delivered or sent by:

                  (a) Registered or Certified Mail to the principal office of the other party, postage prepaid with return receipt requested deposited in a proper receptacle of the United States Postal Service or its successors. Said notice shall be addressed to the intended recipient. A written notice sent in conformity with this provision shall be deemed delivered as of the date shown "delivered" on the return receipt; or

                  (b) Transmitted by Prepaid Telegram or by Telephone Facsimile
                      Transmission if receipt is acknowledged by the addressee or its fax machine confirmation. Notice so transmitted by telegram or facsimile transmission shall be effective only if receipt of transmission is acknowledged by an appropriate machine or written confirmation and such notice shall be deemed effective on the next business day after transmission, or

                  (c) Notice given in any other manner shall be effective only if proven to have been received by the addressee.

                      For purposes of notice, the address of each party shall be the address set forth above; provided, however, that each party shall have the right to change his respective address for notices hereunder to another location(s) within the continental United States by giving 30 days' written notice to the other party in the manner set forth hereinabove.

         14. WAIVER OF BREACH. Any waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or by construed as a waiver of any subsequent breach by any party.

         15. ASSIGNMENT. This agreement and the rights and obligations of the Consultant hereunder shall not be assignable without the written consent of the Client, except that Consultant may assign this Agreement or any rights received hereunder to third party providers it may engage to render services hereunder.

         16. APPLICABLE LAW. It is the intention of the parties hereto that this Agreement and the performance hereunder and all suits and special proceedings hereunder be construed in accordance with and under and pursuant to the laws of the State of Texas and that in any action, special proceedings or other proceeding that may be brought arising out of, in connection with or by reason of this Agreement, the laws of the State of Texas shall be applicable and shall govern to the exclusion of the law of any other forum, without regard to the jurisdiction on which any action or special proceeding may be instituted.

         17. SEVERABILITY. All agreements and covenants contained herein are severable, and in the event any of them shall be held to be invalid by any competent court, the Agreement shall be interpreted as if such invalid agreements or covenants were not contained herein.

         18. ENTIRE AGREEMENT. This Agreement constitutes and embodies the entire understanding and agreement of the parties and supersedes and replaces all prior understanding, agreements, and negotiations between the parties.

         19. WAIVER AND MODIFICATION. Any waiver, alteration, or modification of any of the provisions of this Agreement shall be valid only if made in writing signed by the parties hereto. Each party hereto, may waive any of its rights hereunder without affecting the waiver with respect to any subsequent occurrences or transactions hereof.

         20. BINDING ARBITRATION. The parties agree that any controversy or cause of action between the parties hereto involving any dispute or claim by, through or under, or the construction or application of any terms, covenants, or conditions of this agreement or matter arising incident hereto, shall be submitted to arbitration on the written request of one party served upon the other and such arbitration shall comply with and be governed by the provisions of the Texas Arbitration Act as it may be amended; Provided, that Arbitration shall be conducted in Harris County, Texas and be conducted under the auspices of the American Arbitration Association ("AAA"). The TAA Statutes shall apply, and the AAA procedural rules shall apply if not in conflict with the FAA rules. All evidence shall be subject to the Texas Rules of Civil Evidence, and wither party may seek judicial issuance for third party evidentiary matters or subpoenas. There will be three (3) Arbiters, one to be selected by Client and one to be selected by Consultant. The two selected Arbiters will select a third Arbiter who will be an attorney and former judge having been licensed for at least 5 years as an attorney in Texas; and who shall be the administrator of the panel. If a party does not designate an Arbiter within 10 days after written notice of the commencement of Arbitration by the other party, then the AAA shall submit a list of potential Arbiters and the requesting party shall select at least three Arbiters from the list, who shall serve as the sole Arbiters. Each party shall on written demand of the other party, pay one-half of any Arbitration costs or expenses, and such payments shall be awarded to the prevailing party as determined by the Arbiters. A party who fails to pay its one half of any Arbitration costs or expenses within 10 business days after receipt of written demand by requesting party shall be deemed to have defaulted and the Arbiter's shall award all reasonable relief requested to the non-defaulting party without having evidence from the defaulting party.

         21. COUNTERPARTS AND FACSIMILE SIGNATURE. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, effective as of the date set forth above.

         CONSULTANT:                            CLIENT:
         COMPANY                                COMPANY


         BY: _ss David Gaal_____________        BY: ___________________________

         _______________________________        _______________________________
         Its' Authorized Officer                Its' Authorized Officer

         Signed Date: __________________        Signed Date: __________________

                                   "EXHIBIT A"

         Consultant shall provide services to Client as an independent management consultant. Consultant shall make itself available to consult with the board of directors, officers, employees and representatives and agents of the Client at reasonable times, concerning matters pertaining to the overall business and financial operations of the Client, as well as the organization of the administrative staff of the Client, the fiscal policy of the Client, as well as the organization of the problem of importance concerning the business affairs of the Client. Consultant may, at the request of the Client, assist in the preparation of written reports on financial, accounting, or marketing matters, review final information, analyze markets and report to the Client's Chairman of the Board of Directors or Chief Executive Officer or President or Vice President or Treasurer on proposed investment opportunities, and develop short and long term strategic business plans. In addition, Consultant shall provide liaison services to the Client with respect to the Client's relationships with unaffiliated third parties. Consultant does not undertake as part of this Agreement to provide loans, investments or financing for the Client, although such financial benefits may be made available to Client during the course of Consultant's engagement. Consultant will not perform any activities that could subject Consultant or Client to violations of Federal or applicable state securities law. CONSULTANT IS NOT ENGAGED TO ACT AS AGENT, BROKER, UNDERWRITER, OR MARKET MAKER FOR THE SECURITIES OF THE CLIENT.

         Consultant shall not be required to commence work until the Ten (10) business days after compensation is delivered, and/or until twenty-one (21) days from the date of execution of this Agreement.

         Consultant shall not be required to render any services under this Agreement if trading is suspended in Client's stock by the SEC or the NASD, or if the Client's stock is delisted from trading on the NASD Bulletin Board trading system.

                                   "EXHIBIT B"


         Client shall compensate Consultant (and/or it's affiliates as set forth below) for its services to be rendered hereunder, a fee equal to the following.

                      A. Client will deliver to Consultant a total of $10,000
                  (ten Thousand Dollars) worth of Free Trading, ie, non-restricted stock at the current bid price of 0.02 cents as of April 6, 2004.